SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

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WESTERN ASSET INFLATION-LINKED INCOME FUND

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WESTERN ASSET INFLATION-LINKED INCOME FUND

(NYSE—WIA)

620 Eighth Avenue, 49th Floor

New York, New York 10018

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 24, 2020

To the Shareholders of

WESTERN ASSET INFLATION-LINKED INCOME FUND

The Annual Meeting of Shareholders of Western Asset Inflation-Linked Income Fund (the “Fund”) will be held at 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York, on Friday, April 24, 2020 at 10:00 a.m., Eastern time, for the following purposes:

(1)	Electing three Class I Trustees, four Class II Trustees, and three Class III Trustees to hold office for the term indicated; and

(2)	Transacting such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

Due to recommendations from public officials or public health and travel concerns arising from the coronavirus known as COVID-19, it is possible that the Fund will change the date, time, location, or means of conducting the Annual Meeting. Any such change will be announced via press release, which will be posted on the Fund’s website at www.lmcef.com prior to the Annual Meeting. An announcement of the change also would be filed with the Securities and Exchange Commission via its EDGAR system without the Fund delivering additional proxy materials to shareholders or amending its proxy statement. Although no decision has been made, the Fund may impose additional procedures or limitations on attending the Annual Meeting. The Fund may enable attendance at or participation in the Annual Meeting by means of remote communication (for example, a “virtual” or “hybrid” shareholder meeting).

The Board of Trustees has fixed the close of business on March 25, 2020 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By Order of the Board of Trustees

Robert I. Frenkel, Secretary

Pasadena, California

March 30, 2020

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF YOU ARE VOTING BY MAIL PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

WESTERN ASSET INFLATION-LINKED INCOME FUND

620 Eighth Avenue, 49th Floor

New York, New York 10018

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting

to be Held on April 24, 2020:

The proxy statement is available at

https://www.proxy-direct.com/lmf-31220

The accompanying proxy is solicited by the Board of Trustees of Western Asset Inflation-Linked Income Fund (the “Fund”) for use at the annual meeting of shareholders of the Fund, to be held on April 24, 2020 at 10:00 a.m., Eastern time (the “Annual Meeting”), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders will be asked to consider the election of Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, Susan B. Kerley, Ronald L. Olson, Avedick B. Poladian, William E.B. Siart, Jaynie Miller Studenmund, Peter J. Taylor, and Jane E. Trust (collectively, the “Nominees”) to the Board of Trustees of the Fund. The Nominees, together with current Fund Trustee Michael Larson, serve on Boards of Trustees/Directors of substantially all of the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC (“Western Asset” or the “Investment Adviser”). Current Fund Trustees Ron Nyberg and Ron Toupin have informed the Fund that they intend to step down from the Board in connection with the election of the Nominees at the Annual Meeting.

This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about March 30, 2020. Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at 620 Eighth Avenue, 49th Floor, New York, New York 10018 or by calling toll free at 1-888-777-0102.

The Board of Trustees has fixed the close of business on March 25, 2020 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the close of business on that date, the Fund had issued and outstanding 29,152,820 common shares of beneficial interest, no par value (the “Shares”). The Shares constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

Shareholders of the Fund as of the close of business on March 25, 2020 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone or via the Internet, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone or via the Internet) or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. If necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. In addition, you may receive a telephone call from our proxy solicitor, Computershare, which has been retained to assist shareholders in the voting process. For aiding in the solicitation of proxies from financial intermediaries and other shareholders, the distribution of proxy materials and providing voting and tabulation services, the Fund will pay Computershare a fee that is not expected to exceed $30,000. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of Shares of the Fund. All expenses incurred in connection with the solicitation of proxies by the Board of Trustees will be borne by the Fund.

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to Shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as Shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

Jane E. Trust, Jeanne M. Kelly, Robert I. Frenkel, Thomas C. Mandia, Tara E. Gormel, Angela N. Velez and Marc A. De Oliveira, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Messrs. Frenkel, Mandia, and De Oliveira and Mses. Trust, Kelly, Gormel, and Velez are officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as a Trustee of the Fund, the nominee listed in this Proxy Statement. Other proxies returned, including those that are unexecuted or are determined to be improperly completed, will not be voted and may be returned to the sender. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except when a different vote is required by any provision of law or the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) or Bylaws, a plurality of the quorum of Shares necessary for the transaction of business at the Annual Meeting will decide any questions and a plurality of Shares voted shall elect a Trustee.

HOW TO SUBMIT A PROXY

Important Notice Regarding the Availability of Proxy Materials

for the Meeting to be Held on April 24, 2020

The proxy statement and related materials are available at

https://www.proxy-direct.com/lmf-31220

Shareholders of record may submit a proxy in respect of their Shares by using any of the following methods:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have the opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL

ELECTION OF TEN TRUSTEES

In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a “Class”) prior to the initial public offering of the Shares: Class I, whose term will expire at the Fund’s 2022 annual meeting of shareholders; Class II, whose term will expire at the Fund’s 2023 annual meeting of shareholders; and Class III, whose term will expire at the Fund’s 2021 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting will be nominated for a three-year term. In connection with the Annual Meeting and nomination of the Nominees, the Board has approved an increase in the size of the Board from three Trustees to eleven Trustees. The increase in the size of the Board in connection with the Annual Meeting has been apportioned among the Classes so as to maintain a number of Trustees in each Class as nearly equal as possible.

The following table sets forth the Nominees who will stand for election at the Annual Meeting, the Class of Trustees to which they have been designated and the expiration of their terms if elected:

NOMINEE	CLASS	EXPIRATION OF TERM IF ELECTED*
Susan B. Kerley Ronald L. Olson Avedick B. Poladian	Class I	2022 Annual Meeting
Robert Abeles, Jr. Jane F. Dasher Anita L. DeFrantz Jane E. Trust	Class II	2023 Annual Meeting
William E.B. Siart Jaynie Miller Studenmund Peter J. Taylor	Class III	2021 Annual Meeting

*

Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Under the Fund’s classified Board structure, ordinarily only the Trustee(s) in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances.1 This structure, which may be regarded as an “anti-takeover” measure, may make it more difficult for the Fund’s shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management. At this year’s Annual Meeting, Trustees for each Class are standing for election due to the increase in the size of the Board approved by the Trustees in connection with the nomination of the Nominees and the Annual Meeting.

It is the intention of the persons designated as proxies in the proxy card to vote as directed; unless otherwise directed in a proxy, the persons designated as proxies intend to vote at the Annual Meeting for the election of Messrs. Abeles, Olson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley, Studenmund, and Trust. The Nominees

[1]

At this year’s Annual Meeting shareholders will elect Trustees to all three Classes because, as described above, the Board has approved an increase in the size of the Board and that increase as been apportioned among the Classes.

have agreed to serve if elected at the Annual Meeting. If any of the Nominees are unable or for good cause will not serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

Information Regarding the Trustees and Nominees. Information about the Trustees, and Nominees, including their years of birth, is set forth below. The address of each Trustee and Nominee is c/o the Fund at its principal business address (620 Eighth Avenue, 49th Floor, New York, New York 10018). Each of the individuals listed below is a Nominee for election at the Annual Meeting, except for Messrs. Larson, Nyberg and Toupin. Messrs. Nyberg and Toupin have informed the Fund that they intend to step down from the Board in connection with the election of the Nominees at the Annual Meeting. Ms. Trust is the President and Chief Executive Officer of the Fund. No other Nominee serves as an officer of the Fund.

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**	Shares of the Fund Beneficially Owned on December 31, 2019
Independent Trustees and Nominees
Robert Abeles, Jr. Born 1945	Nominee	If elected, term expires in 2023; served since 2013.	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California.	55	Board Member, Great Public Schools Now (since 2018); Board Member, Excellent Education Development (since 2012).	None

Michael Larson Born 1959	Trustee and current Chairperson of the Board of Trustees(1)(2)	Term expires in 2022; served since 2004.	Chief Investment Officer for William H. Gates III (since 1994)(3).	57	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); EcoLab Inc. (since 2012). Formerly, Autonation, Inc. (2010-2018).	4,534***

Jane F. Dasher Born 1949	Nominee	If elected, term expires in 2023; served since 1999.	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997).	55	Director, Visual Kinematics, Inc. (since 2018).	None

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**	Shares of the Fund Beneficially Owned on December 31, 2019
Anita L. DeFrantz Born 1952	Nominee	If elected, term expires in 2023; served since 1998.	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee.	55	None.	None

Susan B. Kerley Born 1951	Nominee	If elected, term expires in 2022; served since 1992.	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990).	55

Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council

(2012 to 2014).

						None

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**	Shares of the Fund Beneficially Owned on December 31, 2019
Ronald A. Nyberg Born 1954	Trustee(1)(2)	Term expires at Annual Meeting(4); served since 2003.	Partner, Momkus McCluskey, LLC (since 2016). Formerly, Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	2	Edward-Elmhurst Healthcare System (since 2012); Guggenheim Funds Group (since 2003); PPM Funds (since 2018). Formerly, Managed Duration Investment Grade Municipal Fund (2003-2016).	811

Avedick B. Poladian Born 1951	Nominee	If elected, term expires in 2022; served since 2007.	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002).	55	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010).	None

William E.B. Siart Born 1946	Nominee	If elected, term expires in 2021; served since 1997.	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006).	55	Member of Board of United States Golf Association, Executive Committee Member (since 2018).	None

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**	Shares of the Fund Beneficially Owned on December 31, 2019
Jaynie Miller Studenmund Born 1954	Nominee	If elected, term expires in 2021; served since 2004.	Corporate Board Member and Advisor (since 2004); retired as Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997).	55	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014).	None

Peter J. Taylor Born 1958	Nominee	If elected, term expires in 2021; served since 2019.	President to ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014); Managing Director, Barclays Capital (investment bank) (2008 to 2009); Managing Director, Lehman Brothers (investment bank) (1993 to 2008).	55	Member of the Board of Trustees of California State University system; Director of Pacific Mutual Holding Company,(5) Kaiser Family Foundation, Ralph M. Parson Foundation, and Edison International.	None

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**	Shares of the Fund Beneficially Owned on December 31, 2019
Ronald E. Toupin, Jr. Born 1959	Trustee(1)(2)	Term expires in 2021(4); served since 2003.	Portfolio Consultant (since 2010); Member, Governing Council (since 2013) and Executive Committee (2016-2018), Independent Directors Council; Governor, Board of Governors (since 2018), Investment Company Institute. Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999); Vice President of Nuveen Investment Advisory Corporation (1992-1999); Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999); Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	2	Guggenheim Funds Group (since 2003). Formerly, Managed Duration Investment Grade Municipal Fund (2003-2016).	2,394

Interested Nominee
Ronald L. Olson Born 1941	Nominee(6)	If elected, term expires in 2022; served since 2005.	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968).	55	Berkshire Hathaway, Inc.; formerly, Graham Holdings Company (formerly, The Washington Post Company) (2003 to 2017).	None

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**	Shares of the Fund Beneficially Owned on December 31, 2019

Interested Nominee and Officer
Jane E. Trust Born 1962	Nominee and President and Chief Executive Officer(7)	If elected, term expires in 2023; served since 2015.	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).	142(8)	None.	None

(1)	Member of the Audit Committee of the Board of Trustees.

(2)	Member of the Governance and Nominating Committee of the Board of Trustees.

(3)

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees all of the non-Microsoft investments of Mr. Gates and all of the investments of the Bill and Melinda Gates Foundation Trust. Since 1997, Western Asset, the Fund’s investment adviser, has provided discretionary investment advice with respect to one or more separate investment portfolios for Mr. Gates and the Bill and Melinda Gates Foundation Trust. Since the beginning of the last two completed fiscal years of the Fund, at no time did the value of those investment portfolios exceed 0.5% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

(4)	Messrs. Nyberg and Toupin have informed the Fund that they intend to step down from the Board in connection with the election of the Nominees at the Annual Meeting.

(5)

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

(6)

Mr. Olson is considered to be an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because his law firm has provided legal services to the Investment Adviser.

(7)

Ms. Trust is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of her position with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser.

(8)	Ms. Trust is a Director/Trustee for 142 funds associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset.

*

Indicates the earliest year in which a Trustee or Nominee became a Board member for a Fund in the Fund complex. If elected, each Nominee would oversee 57 funds in the Legg Mason Funds complex (other than Ms. Trust, who would oversee 144 funds as Trustee/Director).

**

Each current Trustee also serves as a Trustee of Western Asset Inflation-Linked Opportunities & Income Fund (“WIW”), a closed-end investment company, which is considered part of the same Fund Complex as the Fund. Mr. Larson and each Nominee also serve as a member of the Boards of Western Asset Investment Grade Income Fund Inc. (closed-end investment company) (“PAI”), Western Asset Premier Bond Fund (closed-end investment company) (“WEA”) and the portfolios of Western Asset Funds, Inc., Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Variable Income Trust and Master Portfolio Trust (each an open-end investment company), which, together with WIW (the “Western Asset Funds”), are all considered part of the same Fund Complex as the Fund. Western Asset serves as an investment adviser to a number of the Western Asset Funds. The Fund’s subadvisers, Western Asset Management Company Limited (“Western London”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) (each, a “Subadviser” and together, the “Subadvisers”), each also serve as subadviser to one or more of the Western Asset Funds or a series thereto.

***	As discussed below under “Share Ownership Information”, Mr. Larson disclaims beneficial ownership of the Shares beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

Additional Information Concerning the Board of Trustees

The Board believes that each Trustee’s and Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ and Nominees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s Investment Adviser, the Subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, serves to support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members and the Nominees in reaching its conclusion: his or her character and integrity; such person’s length of service as a Board member of the

Fund; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Nominee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund (an “Independent Trustee”). In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee or Nominee:

Current Board Members:

Mr. Larson, portfolio management expertise and experience, including his current position as Chief Investment Officer for William H. Gates III, with responsibility for all of Mr. Gates’s non-Microsoft investments and all of the investments of the Bill & Melinda Gates Foundation Trust; prior significant experience overseeing fixed income investment strategies and making fixed income investment decisions at various investment management companies, including Harris Investment Management, Putnam Management Company and ARCO Investment Management Company; and experience as a board member of various businesses and other organizations; Mr. Nyberg, business and legal expertise and experience, including significant experience with the regulatory requirements and other legal matters applicable to the investment management industry and closed-end funds such as the Fund as General Counsel for Van Kampen Investments; experience as a senior partner of a law firm; and experience serving on the boards of investment companies; and Mr. Toupin, portfolio management expertise and experience, including significant experience overseeing fixed income investment strategies and making fixed income investment decisions for investment companies within the Nuveen Investments fund complex, and experience serving on the boards of investment companies.

The Nominees:

Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairperson, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities.

References to the qualifications, attributes and skills of the Trustees and Nominees above are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee or Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairperson of the Board is an Independent Trustee.

The Chairperson of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Investment Adviser, the Subadvisers and other service providers to set agendas for the meetings of the applicable Board committees). Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Investment Adviser and the Subadvisers. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Investment Adviser and the Subadvisers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Subadvisers, the affiliates of the Investment Adviser or the Subadvisers, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and Western Asset’s chief compliance officer (“CCO”) and Western Asset’s chief risk officer, as well as various personnel of the Investment Adviser, the Subadvisers and other service providers such as the Fund’s independent accountants, report to the Audit Committee and/or to the Board from time to time with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadvisers. As of the date of this proxy statement, the Audit Committee consists of Messrs. Larson, Nyberg and Toupin (Chairperson). If

the Nominees are elected, the Board expects that the Audit Committee would consist of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund. Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, the Subadvisers and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301 (“SAS No. 1301”). SAS No. 1301 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the Fund’s audited financial statements for the last fiscal year in the Fund’s annual report to shareholders.

Michael Larson

Ronald Nyberg

Ronald Toupin (Chairman)

Governance and Nominating Committee. The Board of Trustees has established a Governance Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadvisers. As of the date of this proxy statement, the Governance Committee consists of Messrs. Larson, Nyberg (Chairperson) and Toupin. If the Nominees are elected, the Board expects that the Governance Committee would consist of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund. The Governance Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance Committee, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund. The

Governance Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific minimum qualifications that must be met by an individual to be considered by the Governance Committee for nomination as a Trustee. The Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

Although the Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying Trustee nominees, as a matter of practice the Governance Committee typically considers the overall diversity of the Board’s composition when identifying nominees. Specifically, the Governance Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Governance Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Trustees have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance Committee in its decision making process.

The Governance Committee may consider candidates for Trustee recommended by the Fund’s current Trustees, officers, Investment Adviser, Subadvisers, shareholders or any other source deemed to be appropriate by the Governance Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund’s procedures for shareholders to submit nominee candidates, which are a part of the Governance Committee’s Charter. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance Committee will be nominated for election to the Fund’s Board of Trustees.

Meetings. During the fiscal year ended November 30, 2019, the Board of Trustees held four meetings, the Audit Committee held four meetings and the Governance Committee held three meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he or she served. The Trustees did not attend the Fund’s annual shareholder meeting in May 2019.

Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund’s Secretary, at the Fund’s administrator, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 620 Eighth Avenue, 49th Floor, New York, New York 10018. The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Fund, and include the class and number of Shares held by the shareholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Trustee and Nominee Holdings. The following table states the dollar range of equity securities beneficially owned as of December 31, 2019, by each Trustee and Nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or Nominee in the same “family of investment companies.”

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies(1)
Independent Trustees and Nominees
Robert Abeles, Jr.	None	None
Jane F. Dasher	None	Over 100,000
Anita L. DeFrantz	None	10,001-50,000
Susan B. Kerley	None	Over 100,000
Michael Larson	50,001-100,000	Over 100,000
Ronald A. Nyberg	1-10,000	10,001-50,000
Avedick B. Poladian	None	Over 100,000
William E.B. Siart	None	None
Jaynie Miller Studenmund	None	Over 100,000
Peter J. Taylor	None	10,001-50,000
Ronald E. Toupin, Jr.	10,001-50,000	50,001-100,000
Interested Nominees
Ronald L. Olson	None	10,001-50,000
Jane E. Trust	None	Over 100,000

(1)

The term Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or hold themselves out as related companies for purposes of investment or investor services. “Family of investment companies” for these purposes includes the Western Asset Funds.

Trustee Compensation. Trustees of the Fund who are not Independent Trustees receive no salary or fees from the Fund. Each Independent Trustee of the Fund receives a fee of $35,000 annually for serving as a Trustee of the Fund. The Chairperson of the Board of Trustees receives an additional $10,000 per year for serving in that capacity. The Audit Committee Chairperson and the Governance Committee Chairperson each receive an additional $6,000 annually for serving in their respective capacities.

The Trustees and Nominees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other funds in the same “Fund Complex” during the time periods indicated below.

Name of Trustee or Nominee	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and its Fund Complex Paid to Trustees(2)
Independent Trustees and Nominees
Robert Abeles, Jr.	None	None	None	$242,000	(3)
Jane F. Dasher	None	None	None	$296,000	(4)
Anita L. DeFrantz	None	None	None	$217,000	(3)
Susan B. Kerley	None	None	None	$316,000	(4)
Michael Larson	$29,684	$0	$0	$90,000
Ronald A. Nyberg	$27,046	$0	$0	$82,000
Avedick B. Poladian	None	None	None	$217,000	(3)
William E.B. Siart	None	None	None	$257,000	(3)
Jaynie Miller Studenmund	None	None	None	$217,000	(3)
Peter J. Taylor	None	None	None	$108,165	(3)(5)
Ronald E. Toupin, Jr.	$27,046	$0	$0	$82,000
Interested Nominees
Ronald L. Olson	None	None	None	None	(6)
Jane E. Trust	None	None	None	None	(6)

(1)	As of fiscal year ended November 30, 2019.

(2)

Represents aggregate compensation paid to each Trustee during the year ended December 31, 2019 for serving as Trustees to the Fund and the Fund Complex as of December 31, 2019. Messrs. Larson, Nyberg and Toupin each also serve as Trustees to WIW, which is part of the same Fund Complex as the Fund. Mr. Larson and each of the Nominees are also members of the Boards of the Western Asset Funds, which are part of the same Fund Complex as the Fund.

(3)	Includes amounts received in 2019 from Western Asset Funds, Inc., WEA and PAI which are considered part of the same Fund Complex as the Fund.

(4)

Includes amounts received in 2019 from Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Variable Income Trust and Master Portfolio Trust, which are considered part of the same Fund Complex as the Fund.

(5)

Includes amounts received in 2019 from WEA, PAI, and the portfolios of Western Asset Funds, Inc., which are considered part of the same Fund Complex as the Fund. From March 1, 2019 to December 31, 2019, Mr. Taylor was retained to provide services to the Independent Board members of Western Asset Funds, Inc. with respect to their oversight of Western Asset Funds, Inc. His compensation for these services, paid by Western Asset Funds, Inc., was set at an annual rate of $110,000.

(6)	Mr. Olson and Ms. Trust are not compensated by the Fund for their services as Trustees because of their relationships with Western Asset and Western Asset’s parent company, respectively.

During the fiscal year ended November 30, 2019, the Fund paid no remuneration to its officers, all of whom were also officers or employees of an investment manager, the Fund’s former servicing agent, or their respective affiliates.

Required Vote. A plurality of the Shares voted at the Annual Meeting with respect to a particular Class of Trustees is required to elect a Trustee nominee as a member of that Class of Trustees. Thus, with respect to Class I, Class II and Class III, the Trustee nominees who receive the greatest number of votes properly cast (even if such amount is less than fifty percent of the votes properly cast) will be elected as a Class I, Class II and Class III Trustees, as applicable. The Trustees unanimously recommend that shareholders vote to elect Messrs. Abeles, Olson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley, Studenmund, and Trust to the Board of Trustees as a Trustee of the Classes specified above.

INFORMATION CONCERNING THE INVESTMENT

MANAGERS AND THE FUND’S OFFICERS

Western Asset is an investment manager of the Fund and a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason, which, subject to approvals and the satisfaction of the other conditions, is expected to be consummated later this year. The following three non-U.S. affiliates of Western Asset also serve as investment managers of the Fund: Western Asset Management Company Pte. Ltd. in Singapore, Reg. No. 200007692R, 1 George Street #23-01, Singapore 049145, Western Asset Management Company Limited in London, 10 Exchange Square, Primrose Street, London, England EC2A 2EC and Western Asset Management Company Ltd in Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. The address of Legg Mason is 100 International Drive, Baltimore, Maryland 21202. Western Asset’s address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the investment managers, LMPFA, 620 Eighth Avenue, New York, NY 10018, serves as the Fund’s administrator. LMPFA is also a subsidiary of Legg Mason.

Information regarding the executive officers of the Fund, including their years of birth, and their ownership of Shares of the Fund, is set forth below, except that information regarding Ms. Trust, a Nominee and the President of the Fund, is provided in the table above with the Nominees and Trustees. Unless otherwise noted, the address of each officer is c/o the Fund at 620 Eighth Avenue, New York, NY 10018.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Shares of the Fund Beneficially Owned on March 25, 2020
Christopher Berarducci Born 1974	Principal Financial Officer and Treasurer	Served since 2019(2)	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Shares of the Fund Beneficially Owned on March 25, 2020
Ted P. Becker Born 1951	Chief Compliance Officer	Served since 2019(3)	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006).	None

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Served as Secretary since 2018 and Chief Legal Officer since 2011	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).	None

Jenna Bailey Born 1978 100 First Stamford Place, 6th Floor, Stamford, CT 06902	Identity Theft Prevention Officer	Served since 2018	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013).	None

Jeanne M. Kelly Born 1951	Senior Vice President	Served since 2018	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Shares of the Fund Beneficially Owned on March 25, 2020
Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Served since 2018	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers).	None

(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

(2)	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer of the Fund.

(3)	Effective September 12, 2019, Mr. Becker became Chief Compliance Officer of the Fund.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

It is currently anticipated that the Fund’s next annual meeting of shareholders will be held within 30 days of the anniversary of the Annual Meeting. Proposals that shareholders wish to present to the 2021 annual meeting of shareholders and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be delivered to the Secretary of the Fund not less than 120 days prior to March 30, 2021 (i.e., on or before November 30, 2020).

Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2021 annual meeting of shareholders must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund not less than 45 days, nor more than 60 days, prior to March 30, 2021 (i.e., no earlier than January 29, 2021 and no later than February 13, 2021).

The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund’s Declaration of Trust and Bylaws.

SHARE OWNERSHIP INFORMATION

As of March 25, 2020, all Trustees, Nominees and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund. As of March 25, 2020, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 29,146,755 Shares (representing approximately 99.97% of the outstanding Shares). Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of March 25, 2020, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding Shares.

Shareholder Name and Address	Share Holdings	Percentage Owned
Cascade Investment, L.L.C.(1)(2) 2365 Carillon Point Kirkland, WA 98033	6,950,552	23.84%

Karpus Management, Inc., d/b/a Karpus Investment Management(3) 183 Sully’s Trail Pittsford, New York 14534	4,580,953	15.7%

Sit Investment Associates, Inc.(4) 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	2,623,715	9.00%

1607 Capital Partners, LLC(5) 13 S. 13th Street, Suite 400 Richmond, VA 23219	1,763,173	6.05%

(1)	Based on information obtained from a Form 4 filed with the Securities and Exchange Commission on April 8, 2015.

(2)

Mr. Larson is the Business Manager of Cascade Investment, L.L.C. (“Cascade”), but disclaims any beneficial ownership of the Shares beneficially owned by Cascade. All Shares beneficially owned by Cascade may be deemed to be beneficially owned by William H. Gates III, as the sole member of Cascade.

(3)	Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2020.

(4)	Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on February 7, 2019.

(5)	Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2020.

DELINQUENT SECTION 16(a) REPORTS

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund’s officers and Trustees, the Investment Adviser, the Subadvisers, certain affiliates of the Investment Adviser, the Subadvisers, and persons who beneficially own more than ten percent of a registered class of the Fund’s equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended November 30, 2019, all such filing requirements were met with respect to the Fund.

ANNUAL REPORT TO SHAREHOLDERS

The Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2019, contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset Inflation-Linked Income Fund, 620 Eighth Avenue, New York, NY 10018, or you may call 1-888-777-0102.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending November 30, 2019, and the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by the vote of a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

The following table presents fees billed in each of the Fund’s last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
November 30, 2018	$25,734	$0	$0	$0
November 30, 2019	$42,206	$0	$0	$0

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s financial statements for those fiscal years and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year.

“Audit Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

For the Fund’s fiscal year ended November 30, 2018 and fiscal year ended November 30, 2019, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $678,000 and $405,307, respectively, to the Fund, the investment managers, and any entity controlling, controlled by or under common control with the investment managers that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes pre-approval policies and procedures. Specifically, the Audit Committee Charter provides:

To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

...

(h) pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified at its next meeting of each such service. The Audit Committee has delegated to its Chairperson the authority, on behalf of the Audit Committee, to pre-approve audit and non-audit services rendered to the Fund and non-audit services rendered to the Managers and their affiliates by the auditors, in each case where the engagement has estimated fees of $50,000 or less; provided that any such pre-approval is reported to the Audit Committee not later than its next meeting.

Since the Fund’s inception in September 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the investment manager and any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the Fund (a “Service Affiliate”), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

No amounts were billed to the investment manager or any Service Affiliates by PricewaterhouseCoopers LLP for non-audit services that required pre-approval by the Fund’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during either of the Fund’s last two fiscal years. PricewaterhouseCoopers LLP did not bill any “Tax Fees” or “All Other Fees” that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal year ended November 30, 2018 and fiscal year ended November 30, 2019.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the investment manager and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Due to recommendations from public officials or public health and travel concerns arising from the coronavirus known as COVID-19, it is possible that the Fund will change the date, time, location, or means of conducting the Annual Meeting. Any such change will be announced via press release, which will be posted on the Fund’s website at www.lmcef.com prior to the Annual Meeting. An announcement of the change also would be filed with the Securities and Exchange Commission via its EDGAR system without the Fund delivering additional proxy materials to shareholders or amending its proxy statement. Although no decision has been made, the Fund may impose additional procedures or limitations on attending the Annual Meeting. The Fund may enable attendance at or participation in the Annual Meeting by means of remote communication (for example, a “virtual” or “hybrid” shareholder meeting).

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Trustees

Robert I. Frenkel, Secretary

March 30, 2020

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 620 Eighth Avenue, 49th Floor New York, New York* on April 24, 2020

Please detach at perforation before mailing.

PROXY	WESTERN ASSET INFLATION-LINKED INCOME FUND
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 24, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Marc De Oliveira, Robert I. Frenkel, Tara E. Gormel, Jeanne M. Kelly, Thomas C. Mandia, Jane Trust, and Angela Velez and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Inflation-Linked Income Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York (unless changed as described in the Fund’s Notice of Annual Meeting) on April 24, 2020 at 10:00 a.m., New York Time and at any adjournments or postponements thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” the election of the nominees as trustee.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

*	Unless changed as described in the Fund’s Notice of Annual Meeting.

WIA_31220_033020

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on April 24, 2020.

The Notice of Meeting, Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/lmf-31220

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal The Board of Trustees recommends a vote “FOR” for the following proposal:

1.	Election of Trustees:						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Robert Abeles, Jr.	02.	Jane F. Dasher	03.	Anita L. DeFrantz	☐	☐	☒
	04.	Susan B. Kerley	05.	Avedick B. Poladian	06.	William E. B. Siart
	07.	Jaynie Miller Studemund	08.	Peter J. Taylor	09.	Ronald Olson
	10.	Jane E. Trust

INSTRUCTIONS: To withhold authority to vote for any individual trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the following line.

2.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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